Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

25. Commitments and contingencies

Property and other rental commitments

     We have entered into property rental commitments with third parties and have lease arrangements with respect to company cars and office equipment. Minimum payments under the property rental agreements are as follows:

2012	$2,084
2013	1,199
2014	915
2015	923
2016	600
Thereafter	713
$6,434

Legal proceedings

VASP litigation

     We leased 13 aircraft and three spare engines to Viação A rea de São Paulo, or VASP, a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our aircraft. In 1992, we obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines in 1992. VASP appealed this decision. In 1996, the High Court of the State of Sao Paulo ruled in favor of VASP on its appeal. We were instructed to return the aircraft and engines to VASP for lease under the terms of the original lease agreements. The High Court also granted VASP the right to seek damages in lieu of the return of the aircraft and engines. Since 1996 we have pursued this case in the Brazilian courts through various motions and appeals. On March 1, 2006, the Superior Court of Justice dismissed our most recent appeal and on April 5, 2006 a special panel of the Superior Court of Justice confirmed the Superior Court of Justice decision. On May 15, 2006 we appealed this decision to the Federal Supreme Court. In September 2009 the Federal Supreme Court of Justice presiding over the case ordered an opinion on our appeal from the office of the Attorney General. This opinion was provided in October 2009. The Attorney General recommends that the extraordinary appeal should be accepted for trial and that the case would be subjected to a new judgment, before the Superior Court of Justice. The Federal Supreme Court is not bound by the opinion of the Attorney General. However, our external legal counsel informed us that it would be normal practice to take this opinion into consideration. There are no assurances though whether the Federal Supreme court would rule in accordance with the Attorney General opinion or, if it did, what the outcome of the judgment of the Superior Court of Justice would be.

     On February 23, 2006, VASP commenced a procedure for the calculation of the award for damages and since then both we and VASP have appointed experts to assist the court in calculating damages. Our external legal counsel has advised us that even if we lose on the merits, they do not believe that VASP will be able to demonstrate any damages. We continue to actively pursue all courses of action that may be available to us and intend to defend our position vigorously.

     In July 2006, we commenced a claim for damages in the English courts against VASP based on the damages we incurred as a result of the default by VASP under seven lease obligations where the leases were governed by English law. VASP was served process in Brazil in October 2007 and in response has filed an application to challenge the jurisdiction of the English court which we will oppose. VASP has applied to the Court to adjourn the date for the hearing of its application to challenge the jurisdiction of the English Court pending the sale of some of its assets in Brazil. We have opposed this application and by an order dated March 6, 2008 the English court dismissed VASP's applications. In September 2008 the bankruptcy court in Brazil ordered the bankruptcy of VASP. VASP has appealed this decision. In December 2008, we filed with the English court an application for default judgment for loss of profits plus accrued interest under seven lease agreements. On March 16, 2009 we obtained a default judgment in which we have been awarded a claim of approximately $40.0 million for loss of profit plus accrued interest under seven lease agreements. In order to obtain this award, we will need to begin enforcement proceedings in Brazil against VASP, which is currently in bankruptcy. We cannot give any assurance as to the outcome of this claim.

     In addition to the claim in the English courts we have also commenced proceedings in the Irish courts against VASP based on the damages we incurred as a result of the default of VASP under nine lease obligations where the leases were governed by Irish law. The Irish courts have granted an order for service of process, however VASP is currently opposing this service of process in Brazil. The Brazilian Superior Court of Justice ruled that service of process on VASP has been completed, however VASP has appealed that decision and pending the outcome of that appeal we cannot make an application to the Irish courts.

     Our management, based on the advice of external legal counsel, has determined that it is not necessary to make any provision for this litigation because we do not believe the outcome of this case will have a material effect on our consolidated financial condition, results of operations or cash flows

Transbrasil litigation

     In the early 1990's, two AerCap-related companies (the "AerCap Lessors") leased an aircraft and two engines to Transbrasil S/A Linhas Areas ("Transbrasil"), a now defunct Brazilian airline. By 1998, Transbrasil had defaulted on various obligations under its leases with AerCap, along with other leases it had entered into with General Electric Capital Corporation ("GECC") and certain of its affiliates ("GE affiliates" and collectively with GECC, the "GE Lessors"). GECAS was the servicer for all these leases at the time. Subsequently, Transbrasil issued promissory notes (the "Notes") to the AerCap lessors and GE Lessors (collectively the "Lessors") in connection with restructurings of the leases. Transbrasil defaulted on the Notes and GECC brought an enforcement action on behalf of the Lessors in 2001. Concurrently, GECC filed an action for the involuntary bankruptcy of Transbrasil.

     Transbrasil brought a lawsuit against the Lessors in February 2001, claiming that the Notes had in fact been paid at the time GECC brought the enforcement action. In 2007, the trial judge ruled in favor of Transbrasil. That decision was appealed. In April 2010, the appellate court published a judgment (the "2010 Judgment") rejecting the Lessors' appeal, ordering them to pay Transbrasil a statutory penalty equal to double the face amount of the Notes (plus interest and monetary adjustments), and awarding Transbrasil damages for any losses incurred as a result of its bankruptcy. The 2010 Judgment provided that the amount of such losses would be calculated in separate proceedings in the trial court. In June 2010, the AerCap Lessors and the GE Lessors separately, filed special appeals before a federal appeals court in Brazil. These special appeals have since been admitted for hearing. AerCap's Brazilian counsel believes AerCap's special appeal is well-grounded and has a reasonable chance of success. In July 2011, Transbrasil sued for provisional enforcement of the 2010 Judgment and submitted its alleged calculation of the statutory penalty which, according to Transbrasil, amounted to approximately $210 million in the aggregate with interest and monetary adjustments. The 2010 Judgment did not determine if there was joint and several liability among the Lessors. AerCap contends that, based on its interest in the Notes, its proportionate share of any statutory penalty is approximately seven percent. AerCap filed a motion opposing provisional enforcement of the 2010 judgment, arguing, among other things, that Transbrasil's calculations are incorrect and that it had failed to differentiate among the amounts owed by each defendant. These arguments, and the question of whether the AerCap Lessors have any liability to TransBrasil will be determined in other proceedings. Transbrasil also initiated proceedings to determine the amount for which each of the Lessors is allegedly liable as a result of the Transbrasil bankruptcy. The court appointed an expert to determine this amount and the AerCap Lessors appointed an assistant expert. We believe we have strong arguments to convince the expert and the court that the AerCap Lessors are not liable for any damages as a result of Transbrasil's bankruptcy because, among other reasons, it was not the AerCap Lessors, but GECC alone, who brought the involuntary bankruptcy action against Transbrasil.

     Our management, based on the facts and the advice of external legal counsel, has determined that is not necessary to make any provision for this litigation because we do not believe the outcome of this case will have a material effect on our consolidated financial condition, results of operations or cash flows.